DEAN WITTER NATIONAL MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS September 30, 1996

                              Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Dean Witter National Municipal Trust for the fiscal year ended September 30, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March, when a surprisingly large increase in payroll employment was reported. Other indicators of economic activity and rising commodity prices added to this concern. As a result, investors anticipated that the Federal Reserve Board might reverse its pattern of reductions in the federal-funds rate which began in 1995. The bond market reacted to these expectations by pushing long-term yields higher. More than three-quarters of the rise was attributed to market weakness on the days that strong monthly employment figures were reported.

MUNICIPAL MARKET CONDITIONS

Between August 1995 and February 1996, 30-year insured revenue bond yields declined 70 basis points from 6.00 percent to 5.30 percent. Yields subsequently moved higher, reaching 6.15 percent in April and again in mid-June. By September yields stood at 5.70 percent, compared to 3.85 percent for 1-year municipal notes. In September, the yield curve pickup for extending maturities from 1 to 30 years was 185 basis points.

As the risk diminished that flat-tax proposals would cause a radical change in the tax code, tax-exempt bonds outperformed U.S. Treasury securities. The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, which began the year at 92 percent, declined to 83 percent by the end of September. A declining ratio means that municipal bond prices were stronger than U.S. Treasury prices.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also face the retirement of more than $60 billion of

DEAN WITTER NATIONAL MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS September 30, 1996, continued

previously refunded debt. On the supply side, new issues increased 19 percent to $128 billion during the first nine months of 1996. However, as interest rates rose, underwritings were frequently postponed and the pace of activity slowed.

PERFORMANCE

                              GROWTH OF $10,000


                                                  LEHMAN BROTHERS
           DATE                TOTAL              MUNICIPAL BOND
                                                      INDEX
===================================================================
June 2, 1994                  $10,000                $10,000
===================================================================
September 30, 1994            $ 9,954                $10,007
===================================================================
September 30, 1995            $11,002                $11,126
===================================================================
September 30, 1996            $11,556                $11,798
===================================================================



                         AVERAGE ANNUAL TOTAL RETURNS


                              1 YEAR              LIFE OF FUND
                              ==================================
                                5.94 (1)           6.80  (1)
                              ---------------------------
                                2.94 (2)           6.40  (2)
                              ==================================

                              ==================================
                              _____Fund       ____Lehman (4)
                              ==================================

Past performance is not predictive of future returns.

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-3%, since inception - 1%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value, assuming a complete redemption on September 30, 1996.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc. or Standard & Poor's Corp., respectively. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.


The net asset value (NAV) of Dean Witter National Municipal Trust rose from $10.39 to $10.50 per share during the fiscal year ended September 30, 1996. Based on this change plus reinvestment of tax-free dividends totaling $0.50 per share, the Fund's total return was 5.94 percent. The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception (June 2, 1994) through the fiscal year ended September 30, 1996, versus the performance of similar hypothetical investment in the issues that comprise the Lehman Brothers Municipal Bond Index. The Index, which does not include any expenses, fees or charges, is unmanaged and should not be considered an investment.

PORTFOLIO STRUCTURE

The Fund's short-term investment position at the end of September was 11 percent of net assets. An additional two percent was held in refunded issues which were secured by U.S. government securities held in escrow to redeem these issues on their first call dates. The average maturity and call protection of the Fund's portfolio were 18 years and 8 years, respectively. Throughout the year high credit quality was maintained with nearly 90 percent of long-term holdings rated triple or double "A." National Municipal Trust's net assets of $81.6 million were diversified among 12 long-term sectors and 54 credits.

DEAN WITTER NATIONAL MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS September 30, 1996, continued


                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 83 percent to the yield on U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals surface.

We appreciate your ongoing support of Dean Witter National Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER NATIONAL MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                                RATE       DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (92.4%)
              General Obligation (21.4%)
              North Slope Borough, Alaska,
$   3,000       Ser 1994 B (FSA)  .....................................................  0.00 %   06/30/05   $ 1,872,480
    3,925       Ser 1996 B (MBIA)  ....................................................  0.00     06/30/06     2,299,422
    1,000     Santa Margarita/Dana Point Authority, California, Impr Dists #3, 3A,
                4 & 4A 1994 Ser B Refg (MBIA)  ........................................  5.75     08/01/20       992,220
    1,000     Atlanta, Georgia, Public Impr Ser 1994 A  ...............................  6.125    12/01/23     1,027,700
    1,500     Hawaii, 1995 Ser C J  ...................................................  6.25     01/01/15     1,563,570
    2,000     Chicago, Illinois, Refg Ser 1995 B (FGIC)  ..............................  5.125    01/01/25     1,818,480
    1,000     Chicago Park District, Illinois, Ser 1995  ..............................  6.60     11/15/14     1,068,440
    1,000     Chelsea, Massachusetts, School Act of 1948 (AMBAC)  .....................  6.50     06/15/12     1,082,430
    1,000     Massachusetts, 1994 Ser C (FGIC)  .......................................  6.75     11/01/12     1,099,470
    1,500     New York City, New York, 1995 Ser D (MBIA)  .............................  6.20     02/01/07     1,621,140
    1,000     Delaware City School District, Ohio, Constr & Impr dtd 08/15/95 (FGIC) ..  5.75     12/01/20       997,320
    2,000     Washington, 1994 Ser A  .................................................  5.80     09/01/08     2,055,300
---------                                                                                                    -----------
   19,925                                                                                                     17,497,972
---------                                                                                                    -----------
              Educational Facilities Revenue (5.1%)
    1,000     California Educational Facilities Authority, Claremont Colleges Ser 1992   6.375    05/01/22     1,031,730
      500     Atlanta Urban Residential Finance Authority, Georgia, Morehouse College
                Refg Ser 1995 (MBIA)  .................................................  5.75     12/01/14       505,295
    2,000     New Jersey Economic Development Authority, Educational Testing Service
                Ser 1995 (MBIA)  ......................................................  6.125    05/15/15     2,073,340
      500     New York State Dormitory Authority, City University 1994 3rd Resolution
                Ser 1 (AMBAC)  ........................................................  6.30     07/01/24       524,060
---------                                                                                                    -----------
    4,000                                                                                                      4,134,425
---------                                                                                                    -----------
              Electric Revenue (5.3%)
    1,500     Puerto Rico Electric Power Authority, Power Ser X  ......................  6.00     07/01/15     1,508,100
    1,000     Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC)  .................  6.25     05/15/16     1,052,010
    2,000     Intermountain Power Agency, Utah, Refg 1996 Ser D  ......................  5.00     07/01/21     1,786,140
---------                                                                                                    -----------
    4,500                                                                                                      4,346,250
---------                                                                                                    -----------
              Hospital Revenue (13.7%)
    1,465     Birmingham - Carraway Special Care Facilities Financing Authority,
                Alabama, Carraway Methodist Health Ser 1995-A (Connie Lee)  ...........  6.25     08/15/09     1,547,274
      500     Rancho Mirage Joint Powers Financing Authority, California, Eisenhower
                Memorial Hospital COPs  ...............................................  7.00     03/01/22       538,740
    2,000     Orange County Health Facilities Authority, Florida, Adventist
                Health/Sunbelt Obligated Group Ser 1995 (AMBAC)  ......................  5.25     11/15/20     1,867,780
    1,000     Maryland Health & Higher Educational Facilities Authority, Kernan
                Hospital Ser 1994 (Connie Lee)  .......................................  6.10     07/01/24     1,009,390
    1,300     New Hampshire Higher Educational & Health Facilities Authority,
                St Joseph Hospital Ser 1994 (Connie Lee)  .............................  6.35     01/01/07     1,369,368

                       SEE NOTES TO FINANCIAL STATEMENTS







DEAN WITTER NATIONAL MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                                RATE       DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
$   2,000     University of North Carolina, Hospitals at Chapel Hill Ser 1996 .........  5.25 %   02/15/19   $ 1,874,860
    3,000     Jackson, Tennessee, Jackson-Madison County General Hospital
                Refg & Impr Ser 1995 (AMBAC)  .........................................  5.625    04/01/15     2,960,970
---------                                                                                                    -----------
   11,265                                                                                                     11,168,382
---------                                                                                                    -----------
              Industrial Development/Pollution Control Revenue (4.5%)
    1,500     Hawaii Department of Budget & Finance, Hawaiian Electric Co
                Ser 1995 A (AMT) (MBIA)  ..............................................  6.60     01/01/25     1,604,775
    2,000     New York State Energy Research & Development Authority,
                New York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA)  ...........  6.15     07/01/26     2,024,880
---------                                                                                                    -----------
    3,500                                                                                                      3,629,655
---------                                                                                                    -----------
              Mortgage Revenue - Multi-Family (1.9%)
      500     Honolulu, Hawaii, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ...  6.90     06/20/35       527,055
    1,000     Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
               (AMBAC)  ...............................................................  6.65     07/01/19     1,032,440
---------                                                                                                    -----------
    1,500                                                                                                      1,559,495
---------                                                                                                    -----------
              Mortgage Revenue - Single Family (4.8%)
    2,000     Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)  .....  5.875    12/01/24     1,982,120
    1,000     Tennessee Housing Development Agency, Finance 1994 Ser B (AMT)  .........  6.55     07/01/19     1,025,210
      900     Utah Housing Finance Agency, Federally Insured/Guaranteed Loans
                1994 Issue E (AMT)  ...................................................  6.50     07/01/26       921,411
---------                                                                                                    -----------
    3,900                                                                                                      3,928,741
---------                                                                                                    -----------
              Public Facilities Revenue (3.7%)
              North City West School Facilities Financing Authority, California,
    1,000       Community Facs Dist #1 Special Tax Ser 1995 B (FSA)  ..................  5.75     09/01/15       996,520
    2,000       Community Facs Dist #1 Special Tax Ser 1995 B (FSA)  ..................  6.00     09/01/19     2,025,380
---------                                                                                                    -----------
    3,000                                                                                                      3,021,900
---------                                                                                                    -----------
              Transportation Facilities Revenue (14.3%)
    2,000     Dade County, Florida, Seaport Refg Ser 1996 (MBIA)  .....................  5.125    10/01/16     1,870,580
    1,000     Lee County, Florida, Ser 1995 (MBIA)  ...................................  5.75     10/01/22       998,660
      850     Regional Transportation Authority, Illinois, Ser 1994 A  ................  6.25     06/01/15       890,740
    1,000     Kentucky Turnpike Authority, Economic Development Road Revitalization
                Refg Ser 1995 (AMBAC)  ................................................  5.625    07/01/15     1,000,300
    2,500     Maine Turnpike Authority, Ser 1994 (MBIA)  ..............................  6.00     07/01/18     2,549,625
    1,000     New York State Thruway, Authority General 1995 Ser C (FGIC)  ............  6.00     01/01/25     1,015,190
    1,500     Port Authority of New York & New Jersey, Cons One Hundredth Ser
                Second Installment +  .................................................  5.75     12/15/20     1,486,305
    2,000     Texas Turnpike Authority, Dallas North Tollway Refg Ser (FGIC)  .........  5.25     01/01/23     1,875,440
---------                                                                                                    -----------
   11,850                                                                                                     11,686,840
---------                                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS







DEAN WITTER NATIONAL MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

PRINCIPAL
AMOUNT IN                                                                               COUPON    MATURITY
THOUSANDS                                                                                RATE       DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
              Water & Sewer Revenue (11.8%)
$   1,000     Birmingham Waterworks & Sewer Board, Alabama, Ser 1993-A  ...............  6.00 %   01/01/20   $ 1,016,800
    1,000     Castaic Lake Water Agency, California, Refg Ser 1994 A COPs (MBIA) ......  6.00     08/01/18     1,013,240
    1,000     Dade County, Florida, Water & Sewer Ser 1995 (FGIC)  ....................  5.50     10/01/15       980,380
    1,000     Chicago, Illinois, Wastewater Ser 1994 (MBIA)  ..........................  6.375    01/01/24     1,052,550
    2,000     Massachusetts Water Resources Authority, 1992 Ser A  ....................  6.50     07/15/07     2,205,520
    2,000     Asheville, North Carolina, Water Ser 1996 (FGIC) (WI)  ..................  5.70     08/01/25     1,988,620
    1,250     Philadelphia, Pennsylvania, Water & Wastewater Ser 1995 (MBIA)  .........  6.25     08/01/11     1,346,763
---------                                                                                                    -----------
    9,250                                                                                                      9,603,873
---------                                                                                                    -----------
              Other Revenue (3.8%)
    2,000     Mashantucket (Western) Pequot Tribe, Connecticut, Special 1996
                Ser A (a) (WI)  .......................................................  6.50     09/01/05     2,044,620
    1,000     New Jersey Economic Development Authority, Market Transition Sr Lien
                Ser 1994 A (MBIA)  ....................................................  5.875    07/01/11     1,022,610
---------                                                                                                    -----------
    3,000                                                                                                      3,067,230
---------                                                                                                    -----------
              Refunded (2.1%)
      500     Glendale Industrial Development Authority, Arizona, Thunderbird -
                The American Graduate School of International Management Ser 1994
                (Connie Lee)  .........................................................  7.125    07/01/05++     576,230
    1,000     Essex County Improvement Authority, New Jersey, County Jail & Youth
                House Ser 1994 (AMBAC)  ...............................................  6.90     12/01/04++   1,146,700
---------                                                                                                    -----------
    1,500                                                                                                      1,722,930
---------                                                                                                    -----------
   77,190     TOTAL MUNICIPAL BONDS (Identified Cost $72,847,380)  .....................................      75,367,693
---------                                                                                                    -----------
              SHORT-TERM MUNICIPAL OBLIGATIONS (10.5%)
    3,100     Valdez, Alaska, Marine Terminal Exxon Pipeline Co 1993 Ser C
                (Demand 10/01/96)  ....................................................  3.70*    12/01/33     3,100,000
    2,600     Philadelphia Hospitals & Higher Education Facilities Authority,
                Pennsylvania, Children's Hospital of Philadelphia 1996 Ser A
                (Demand 10/01/96)  ....................................................  4.00*    03/01/27     2,600,000
    2,900     Metropolitan Nashville Airport Authority, Tennessee, American Airlines Inc
                Refg Ser 1995 A (Demand 10/01/96)  ....................................  3.90*    10/01/12     2,900,000
---------                                                                                                    -----------
    8,600     TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $8,600,000) ......................       8,600,000
---------                                                                                                    -----------
$  85,790     TOTAL INVESTMENTS (Identified Cost $81,447,380) (b)  ..............................    102.9%   83,967,693
=========
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS  ...................................     (2.9)   (2,351,488)
                                                                                                     -----   -----------
              NET ASSETS  .......................................................................    100.0%  $81,616,205
                                                                                                     =====   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATIONAL MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS September 30, 1996, continued

------------
   AMT   Alternative Minimum Tax.
   COPs  Certificates of Participation.
   WI Security purchased on a when issued basis.
   +     Joint exemption in New York and New Jersey.
   ++    Prerefunded to call date shown.
   *     Current coupon of variable rate security.
   (a)   Resale is restricted to qualified institutional investors.
   (b)   Cost is the same for federal income tax purposes.

Bond Insurance:
---------------
   AMBAC    AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
    FSA     Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets
                               September 30, 1996

Alabama .........      3.1%
Alaska ..........     11.3
Arizona .........      0.7
California ......      8.1
Connecticut .....      2.5
Florida .........      7.0
Georgia .........      1.9
Hawaii ..........      4.5%
Illinois ........      5.8
Kentucky ........      1.2
Maine ...........      3.1
Maryland ........      1.2
Massachusetts  ..      6.6
New Hampshire  ..      1.7
New Jersey ......      7.0%
New York ........      8.2
North Carolina  .      4.8
Ohio ............      1.2
Pennsylvania  ...      5.2
Puerto Rico .....      1.8
Tennessee .......      8.4
Texas ...........      3.6%
Utah ............      3.3
Washington ......      2.5
Joint Exemptions      (1.8)
                     -----
Total ...........    102.9%
                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATIONAL MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
Investments in securities, at value
  (identified cost $81,447,380) .............  $83,967,693
Cash ........................................      350,356
Receivable for:
   Interest .................................    1,126,539
   Shares of beneficial interest sold  ......      241,456
Deferred organizational expenses ............       78,955
Receivable from affiliate ...................       10,951
Prepaid expenses ............................       19,323
                                              ------------
   TOTAL ASSETS .............................   85,795,273
                                              ------------
LIABILITIES:
Payable for:
   Investments purchased ....................    4,032,643
   Plan of distribution fee .................       40,917
   Dividends to shareholders ................       39,805
   Investment management fee ................       15,286
   Shares of beneficial interest repurchased         2,118
Accrued expenses ...........................        48,299
                                              ------------
   TOTAL LIABILITIES ........................    4,179,068
                                              ------------
NET ASSETS:
Paid-in-capital .............................   79,147,068
Net unrealized appreciation  ................    2,520,313
Accumulated undistributed net investment
  income ....................................        2,992
Accumulated net realized loss ...............      (54,168)
                                              ------------
   NET ASSETS ...............................  $81,616,205
                                              ============
NET ASSET VALUE PER SHARE,
  7,772,649 shares outstanding (unlimited
  shares authorized of $.01 par value)  .....  $     10.50
                                              ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:
INTEREST INCOME .............................   $4,386,918
                                              ------------
EXPENSES
Plan of distribution fee ....................      452,823
Investment management fee ...................      269,889
Professional fees  ..........................       49,943
Shareholder reports and notices  ............       33,248
Transfer agent fees and expenses  ...........       32,563
Organizational expenses  ....................       28,158
Registration fees  ..........................       26,027
Trustees' fees and expenses .................       10,808
Custodian fees ..............................        4,197
Other .......................................       11,603
                                              ------------
   TOTAL EXPENSES BEFORE EXPENSE OFFSET
   AND AMOUNTS REIMBURSED/WAIVED  ...........      919,259
   LESS: AMOUNTS REIMBURSED/WAIVED  .........     (165,054)
   LESS: EXPENSE OFFSET  ....................       (4,149)
                                              ------------
   TOTAL EXPENSES AFTER EXPENSE OFFSET
   AND AMOUNTS REIMBURSED/WAIVED  ...........      750,056
                                              ------------
   NET INVESTMENT INCOME ....................    3,636,862
                                              ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS):
Net realized loss  ..........................      (54,168)
Net change in unrealized appreciation  ......      432,258
                                              ------------
   NET GAIN .................................      378,090
                                              ------------
NET INCREASE ................................   $4,014,952
                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATIONAL MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR        FOR THE YEAR
                                                              ENDED               ENDED
                                                        SEPTEMBER 30, 1996  SEPTEMBER 30, 1995
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $ 3,636,862         $ 2,229,414
Net realized gain (loss) ..............................         (54,168)                776
Net change in unrealized appreciation/depreciation  ...         432,258           2,452,914
                                                        ------------------  ------------------
  NET INCREASE ........................................       4,014,952           4,683,104

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .................................      (3,642,942)         (2,220,342)
Net realized gain .....................................            (776)             --
                                                        ------------------  ------------------
  Total ...............................................      (3,643,718)         (2,220,342)

Net increase from transactions in shares of beneficial
 interest .............................................      16,969,296          31,953,161
                                                        ------------------  ------------------
  TOTAL INCREASE ......................................      17,340,530          34,415,923

NET ASSETS:
Beginning of period ...................................      64,275,675          29,859,752
                                                        ------------------  ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $2,992 and $9,072, respectively) ....................     $81,616,205         $64,275,675
                                                        ==================  ==================

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATIONAL MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. Organization and Accounting Policies

Dean Witter National Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 29, 1994 and commenced operations on June 2, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

DEAN WITTER NATIONAL MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Fund in the amount of $148,017 which were reimbursed exclusive of $46,853 which was absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the Fund's net assets determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager had undertaken to assume all expenses (except for the plan of distribution fee and brokerage fees) and waive the compensation provided for in the Agreement until December 31, 1995. For the period January 1, 1996 through June 30, 1997, the Investment Manager will continue to waive the management fee and reimburse expenses (except for the plan of distribution fee and brokerage fees) to the extent they exceed 0.50% of daily net assets. At September 30, 1996, included in the Statement of Assets and Liabilities, is a receivable from the Investment Manager which represents expense reimbursements due to the Fund.

DEAN WITTER NATIONAL MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.60% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $2,185,656 at September 30, 1996.

The Distributor has informed the Fund that for the year ended September 30, 1996, it received approx-imately $176,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER NATIONAL MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1996, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $25,614,487 and $9,690,374, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $2,900.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                    FOR THE YEAR                   FOR THE YEAR
                                       ENDED                          ENDED
                                 SEPTEMBER 30, 1996             SEPTEMBER 30, 1995
                            -----------------------------  -----------------------------
                               SHARES          AMOUNT         SHARES          AMOUNT
                            -------------  --------------  -------------  --------------
Sold                           2,938,811     $ 31,065,314     4,055,681     $ 40,945,963
Reinvestment of dividends        198,921        2,094,383       129,694        1,316,413
                            -------------  --------------  -------------  --------------
                               3,137,732       33,159,697     4,185,375       42,262,376
Repurchased                   (1,548,482)     (16,190,401)   (1,026,786)     (10,309,215)
                            -------------  --------------  -------------  --------------
Net increase                   1,589,250     $ 16,969,296     3,158,589     $ 31,953,161
                            =============  ==============  =============  ==============

6. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $54,000 during fiscal 1996.

DEAN WITTER NATIONAL MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                         FOR THE PERIOD
                                                 FOR THE YEAR         FOR THE YEAR       JUNE 2, 1994*
                                                     ENDED                ENDED             THROUGH
                                               SEPTEMBER 30, 1996  SEPTEMBER 30, 1995  SEPTEMBER 30, 1994
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .......        $10.39              $ 9.87              $10.00
                                                   ----------          ----------          ----------
Net investment income .......................          0.50                0.50                0.09
Net realized and unrealized gain (loss)  ....          0.11                0.52               (0.13)
                                                   ----------          ----------          ----------
Total from investment operations ............          0.61                1.02               (0.04)
Less dividends from net investment income  ..         (0.50)              (0.50)              (0.09)
                                                   ----------          ----------          ----------
Net asset value, end of period ..............        $10.50              $10.39              $ 9.87
                                                   ==========          ==========          ==========
TOTAL INVESTMENT RETURN+ ....................          5.94%              10.54%              (0.46)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ....................................          0.97%(5)            0.60%(4)            0.60 %(2)(3)
Net investment income .......................          4.72%(5)            4.93%(4)            3.07 %(2)(3)
SUPPLEMENTAL DATA:
Net asset value, end of period, in thousands        $81,616             $64,276             $29,860
Portfolio turnover rate .....................            13%                  2%                --  ++%

------------
   *   Commencement of operations.
   + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
   ++  Less than 0.5%
   (1) Not annualized.
   (2) Annualized.
   (3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 2.08% and 1.59%, respectively.
   (4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.34% (which includes 0.01% gross up for custody cash credits) and 4.20%, respectively.
   (5) If the Fund had borne all expenses that were reimbursed or waived by the Investment Manager, the above annualized expense and net investment income ratios would have been 1.19% (which includes 0.01% gross up for custody cash credits) and 4.50%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATIONAL MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER NATIONAL MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter National Municipal Trust (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 2, 1994 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

During the year ended September 30, 1996, the Fund paid to shareholders $0.50 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

DEAN WITTER
NATIONAL MUNICIPAL
TRUST


TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Sectary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Haborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10048

INVESTMENT MANAGERS

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospective.


ANNUAL REPORT
SEPTEMBER 30, 1996